SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                    0-26483                 94-3236309
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

      On October 15, 2004, Dr. Kathrin Jansen, 46, commenced her employment with VaxGen, Inc. (the "Company") as the Company's Senior Vice President of Research and Development and Chief Scientific Officer, pursuant to an Employment Agreement between the Company and Dr. Jansen, entered into September 30, 2004 (the "Agreement"). Under the terms of the Agreement, Dr. Jansen received a grant of options to purchase 120,000 shares of Common Stock (the "Options"), which was approved by of the compensation committee of the Company's board of directors. Pursuant to the Agreement, in the event Dr. Jansen's employment with the Company is terminated without "cause" (as defined in the Agreement), Dr. Jansen would be entitled to receive 12 months of her base salary as then in effect, less standard withholdings and deductions, and all Dr. Jansen's outstanding unvested stock options, would be accelerated so that they would be immediately exercisable. In the event Dr. Jansen's employment is terminated without cause within 13 months of a "change of control" (as defined in the Agreement), then in addition to the benefits described in the previous sentence, Dr. Jansen shall also be entitled to receive a bonus payment equal to up to 30% of her salary on a prorated basis.

                    SECTION 3--SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

      As described in Item 1.01 above, the Company entered into a Stock Option Agreement with Dr. Kathrin Jansen, pursuant to which Dr. Jansen was issued the Options at an exercise price of $11.40. Neither the Options or the shares of the Common Stock issuable upon exercise thereof were registered under the Securities Act of 1933 (the "Act"). The Company issued the Options in a transaction exempt from the registration requirements of the Act by virtue of the exemption provided for in Section 4(2) of the Act. Please see the discussion under Item
1.01 of this Current Report on Form 8-K for additional information regarding the transaction.

                 SECTION 5--CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Dr. Jansen was elected as the Company's Senior Vice President of Research and Development and Chief Scientific Officer by the Company's board of directors. Previously Dr. Jansen was the Executive Director of Microbial Vaccine Research for Merck Research Laboratories ("Merck"). Dr. Jansen joined Merck in 1992 as a research fellow and advanced through a series of positions with increasing responsibility. Prior to Merck, she served from 1989 to 1992 as a research scientist at the Glaxo Institute for Molecular Biology, where she studied the structure and function of a low affinity receptor for IgE (CD23). Dr. Jansen has also held research positions at Cornell University and Institut fur Mikrobiologie, Marburg, Germany. Dr. Jansen has a Ph.D. in Microbiology, with a minor in Biochemistry and Genetics and an undergraduate degree in Biology from Philipps-Universitat, Marburg, Germany. Please see the discussion under
Item 1.01 of this Current Report on Form 8-K for additional information regarding the transaction.

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                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

10.56 Employment Agreement dated September 30, 2004, by and between the Company and Kathrin Jansen.

10.57 Stock Option Agreement dated October 15, 2004, by and between the Company and Kathrin Jansen.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VaxGen, Inc.
                                                       (Registrant)


Dated: October 21, 2004                     By:     /s/ James M. Cunha
                                                --------------------------------
                                                James M. Cunha
                                                Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10.56 Employment Agreement dated September 30, 2004, by and between the Company and Kathrin Jansen.

10.57 Stock Option Agreement dated October 15, 2004, by and between the Company and Kathrin Jansen.